Inventories, Net	12 Months Ended
Dec. 31, 2024
Inventories, Net [Abstract]
INVENTORIES, NET

NOTE 6 – INVENTORIES, NET

As of December 31, 2024 and 2023, inventories consisted of the following.

	2024	2023

Purchased goods	$171,227	$236,739
Less: reserve for obsolete inventories	(16,756)	(17,234)
Total	$154,471	$219,505

Inventories include computer, network hardware, and GTDs. The Company reviews its inventories periodically to determine if any reserves are necessary for potential obsolescence or if a write-down is necessary if the carrying value exceeds net realizable value. The Company established a reserve for 100% of its GTDs inventory as of December 31, 2024 and 2023 in light of the introduction of the free electronic invoice platform by the tax bureau since 2023.